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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 2-71560



                        SUPPLEMENT TO THE PROSPECTUS OF
                           ACTIVE ASSETS MONEY TRUST
                             DATED AUGUST 20, 1998



     The sixth paragraph of the section entitled "The Trusts and Their Management" in the Appendix to the above Prospectus is revised to reflect that, effective May 1, 1999, the Trustees of the Trust have amended the Trust's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $15 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Trust's net assets determined as of the close of each business day: 0.50% of the portion of daily net assets not exceeding $500 million; 0.425% of the next $250 million; 0.375% of the next $250 million; 0.35% of the next $500 million; 0.325% of the next $500 million; 0.30% of the next $500 million; 0.275% of the next $500 million; 0.25% of the next $12 billion; 0.249% of the next $2.5 billion; and 0.248% of the portion of daily net assets exceeding $17.5 billion.



May 1, 1999